Quantitative and qualitative disclosure about market risk - Movement of the provision for trade receivables (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Quantitative and qualitative disclosure about market risk
Balance as of January 1	$ 243	$ 0
Provisions for doubtful accounts	3	243
Reversal for doubtful accounts	(60)	0
Write offs	(184)	0
Changes due to foreign exchange	1	0
Balance as of December 31	$ 3	$ 243